SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported):  March 17, 1999


                      HARDING LAWSON ASSOCIATES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                  (State or Other Jurisdiction of Incorporation


      0-16169                                           68-0132062
(Commission File Number)                   (I.R.S. Employer Identification No.)


                7655 Redwood Boulevard, Novato, California 94945
                    (Address of Principal Executive Offices)


                                 (415) 892-0821
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

On March 17, 1999,  Harding Lawson Associates Group, Inc.  announced that Robert
L. Costello, Jr. had been named as the company's Chief Executive Officer, President and member of the Board of Directors. Gregory A. Thornton, who served as interim Chief Executive Officer since September 25, 1998, will continue in his role as Vice President and Chief Financial Officer.

At the same time, Harding Lawson Associates Group, Inc. announced that it had retained the investment banking services of CIBC Oppenheimer to assist in assessing the company's short- and long-term potential in the environmental and infrastructure engineering markets as well as to review company strategies and evaluate alternatives for maximizing shareholder value.

Item 7.  Financial Statements and Exhibits.

         Financial Statements

         None.


         Exhibits

         99.      Company Press Release dated March 17, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HARDING LAWSON ASSOCIATES GROUP, INC.





Date  3-26-99                    By  /s/ Greg A. Thornton
                                     Greg A. Thornton
                                     Vice President and Chief Financial Officer